First Internet Bancorp Reports Third Quarter 2025 Results

- Increased adjusted revenue by 30% year-over-year to $43.5 million1 -
- FTE NIM expanded by 42 bps year-over-year to 2.12%1 -
- Took decisive action on credit - leading to improving delinquencies -
- Completed a major loan sale – enhancing regulatory capital ratios and balance sheet flexibility -

Fishers, Indiana, October 22, 2025 – First Internet Bancorp (the “Company”) (Nasdaq: INBK), the parent company of First Internet Bank (the “Bank”), announced today financial and operational results for the third quarter ended September 30, 2025.

"Our third quarter results demonstrated strong operational momentum with solid growth in net interest income and continued improvement in our net interest margin," said David Becker, CEO and Chairman of First Internet Bancorp. "We have now achieved eight consecutive quarters of increasing net interest income, attributable to higher yields on our earning assets and reduced funding costs, both of which have materially enhanced our operating efficiency. Additionally, we attained significant growth in fintech deposits, which has enabled us to maintain strong balance sheet liquidity, as evidenced by our favorable loans-to-deposits ratio. We also completed a major loan sale and moved deposits off balance sheet which will enhance our regulatory capital ratios and provide balance sheet flexibility."

"In the third quarter, we took decisive action to address credit issues in our small business lending and franchise finance portfolios, which provides us with a cleaner credit profile and sets the stage for improved performance in future quarters. Entering the fourth quarter, we see encouraging signs in both portfolios with asset quality improving and delinquencies at their lowest level in a year. Our loan pipelines remain robust, and we are now well-positioned to grow earnings and accelerate our ability to achieve a ROAA of 1%. I wish to express my sincere appreciation for the dedication and diligence of our team as we worked extremely hard this quarter to position the Company for success going forward and enhance shareholder value."

Key Business Update

•Revenue and Profitability Momentum Adjusted total revenue grew 30% sequentially, leading to adjusted pre-tax, pre-provision income of $18.1 million1, up over 50% from the previous quarter. Net interest margin improved to 2.04%, with fully-taxable equivalent net interest margin of 2.12%1.

1 This information represents a non-GAAP financial measure. For a discussion of non-GAAP financial measures, see the section below entitled "Non-GAAP Financial Measures."

•Proactive Credit Risk Management Company took decisive credit related actions that have resulted in notable progress in resolving problem loans as delinquencies have declined significantly. Additionally, the Company recognized a provision for credit losses of $34.8 million, primarily related to small business lending and franchise finance.

•Solid Capital Position Completed the previously announced sale of $836.9 million single tenant lease financing loans which provided enhanced regulatory capital ratios and balance sheet flexibility. Regulatory capital ratios improved, with a Common Equity Tier 1 (CET1) ratio of 9.24%, a Total Risk-Based Capital ratio of 13.11%, and a tangible common equity to tangible assets ratio of 6.17%.

Third Quarter 2025 Financial Performance

•Adjusted total revenue of $43.5 million1 increased 30% from the prior quarter
•Net interest income of $30.4 million and fully-taxable net interest income of $31.5 million1, both increasing 8%, from the second quarter of 2025
•Net interest margin of 2.04% and fully-taxable equivalent net interest margin of 2.12%1, both increasing 8 basis points (“bps”), from the second quarter of 2025
•Adjusted pre-tax, pre-provision income (“PTPP”) of $18.1 million1 increased 54% from the prior quarter
•Loan balances decreased $732.2 million, or 17%, from the second quarter of 2025
•Excluding the impact of the loan sale, total loan balances increased $104.7 million, or 2.4%, from the second quarter of 2025
•Net loss of $41.6 million and diluted loss per share of ($4.76)
•Quarterly results included a pre-tax loss of $37.8 million on the sale of the single tenant lease financing loans
•Excluding the impact of the loan sale, adjusted net loss was $12.5 million1 and diluted loss per share was $1.43
•Deposits decreased $383.4 million, or 7%, reflecting over $700 million moved off-balance sheet; loans to deposits ratio of 73.9%
•Nonperforming loans to total loans of 1.47%; net charge-offs to average loans of 1.89%; allowance for credit losses to total loans of 1.65%
•Tangible common equity to tangible assets of 6.17%1, and 7.20%1 ex-AOCI and adjusted for normalized cash balances; CET1 ratio of 9.24%
•Tangible book value per share of $39.881, compared to $44.25 in the second quarter of 2025

1 This information represents a non-GAAP financial measure. For a discussion of non-GAAP financial measures, see the section below entitled "Non-GAAP Financial Measures."

Conference Call and Webcast
The Company will host a conference call and webcast at 2:00 p.m. Eastern Time on Thursday, October 23, 2025, to discuss its quarterly financial results. The call can be accessed via telephone at (800) 549-8228; access code: 74806. A recorded replay can be accessed through October 30, 2025, by dialing (888) 660-6264; access code: 74806 #.

Additionally, interested parties can listen to a live webcast of the call on the Company's website at www.firstinternetbancorp.com. An archived version of the webcast will be available in the same location shortly after the live call has ended.

About First Internet Bancorp
First Internet Bancorp is a bank holding company with assets of $5.6 billion as of September 30, 2025. The Company’s subsidiary, First Internet Bank, opened for business in 1999 as an industry pioneer in the branchless delivery of banking services. First Internet Bank provides consumer and small business deposit, SBA financing, franchise finance, consumer loans, and specialty finance services nationally as well as commercial real estate loans, construction loans, commercial and industrial loans, and treasury management services on a regional basis. First Internet Bancorp’s common stock trades on the Nasdaq Global Select Market under the symbol “INBK” and is a component of the Russell 2000® Index. Additional information about the Company is available at www.firstinternetbancorp.com and additional information about First Internet Bank, including its products and services, is available at www.firstib.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements with respect to the financial condition, results of operations, trends in lending policies and loan programs, plans and prospective business partnerships, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “anticipate,” “believe,” “continue,” “could,” “drive,” “enhance,” “estimate,” “expanding,” “expect,” “future,” “going forward,” “growth,” ”improve,” “increase,” “looking ahead,” “maintain,” “may,” “ongoing,” “opportunities,” “pending,” “plan,” “position,” “preliminary,” “remain,” “setting the stage,” “should,” “stable,” “thereafter,” “well-positioned,” “will,” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Such statements are subject to certain risks and uncertainties including: our business and operations and the business and operations of our vendors and customers: general economic conditions, whether national or regional, and conditions in the lending markets in which we participate that may have an adverse effect on the demand for our loans and other products; our credit quality and related levels of nonperforming assets and loan losses, and the value and salability of the real estate that is the collateral for our loans. Other factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial and industrial, construction, and SBA loan portfolios; competition with national, regional and community financial institutions; the loss of key members of senior management; the anticipated impacts of inflation and rising interest rates on the general economy; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this press release, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

Non-GAAP Financial Measures
This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, average tangible common equity, return on average tangible common equity, total interest income – FTE, net interest income – FTE, net interest margin – FTE, pre-tax, pre-provision (loss)

income, adjusted pre-tax, pre-provision income, adjusted noninterest income, adjusted noninterest expense, adjusted (loss) income before income taxes, adjusted income tax (benefit) provision, adjusted net (loss) income, adjusted diluted (loss) earnings per share, adjusted return on average assets, adjusted return on average shareholders’ equity and adjusted return on average tangible common equity are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this release under the caption “Reconciliation of Non-GAAP Financial Measures.”

Contact Information:
Investors/Analysts	Media
Paula Deemer	PANBlast
Director of Corporate Administration	Zach Weismiller
(317) 428-4628	firstib@panblastpr.com
investors@firstib.com

First Internet Bancorp
Summary Financial Information (unaudited)
Dollar amounts in thousands, except per share data
	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net (loss) income	$(41,593)	193	$6,990	$(40,457)	$17,946

Per share and share information
(Loss) earnings per share - basic	$(4.76)	$0.02	$0.80	$(4.63)	$2.07
(Loss) earnings per share - diluted	(4.76)	0.02	0.80	(4.63)	2.05
Dividends declared per share	0.06	0.06	0.06	0.18	0.18
Book value per common share	40.42	44.79	44.43	40.42	44.43
Tangible book value per common share [1]	39.88	44.25	43.89	39.88	43.89
Common shares outstanding	8,713,094	8,713,094	8,667,894	8,713,094	8,667,894
Average common shares outstanding:
Basic	8,742,052	8,733,559	8,696,634	8,730,519	8,688,304
Diluted	8,742,052	8,760,374	8,768,731	8,730,519	8,756,544
Performance ratios
Return on average assets	(2.71%)	0.01%	0.50%	(0.91%)	0.45%
Return on average shareholders' equity	(42.11%)	0.20%	7.32%	(13.80%)	6.42%
Return on average tangible common equity [1]	(42.62%)	0.20%	7.41%	(13.97%)	6.51%
Net interest margin	2.04%	1.96%	1.62%	1.94%	1.65%
Net interest margin - FTE [1,2]	2.12%	2.04%	1.70%	2.02%	1.74%
Capital ratios [3]
Total shareholders' equity to assets	6.25%	6.43%	6.61%	6.25%	6.61%
Tangible common equity to tangible assets [1]	6.17%	6.35%	6.54%	6.17%	6.54%
Tier 1 leverage ratio	5.69%	6.69%	7.13%	5.69%	7.13%
Common equity tier 1 capital ratio	9.24%	8.90%	9.37%	9.24%	9.37%
Tier 1 capital ratio	9.24%	8.90%	9.37%	9.24%	9.37%
Total risk-based capital ratio	13.11%	12.16%	12.79%	13.11%	12.79%
Asset quality
Nonperforming loans	$53,250	$43,541	$22,478	$53,250	$22,478
Nonperforming assets	55,237	45,539	22,944	55,237	22,944
Nonperforming loans to loans	1.47%	1.00%	0.56%	1.47%	0.56%
Nonperforming assets to total assets	0.98%	0.75%	0.39%	0.98%	0.39%
Allowance for credit losses - loans to:
Loans	1.65%	1.07%	1.13%	1.65%	1.13%
Nonperforming loans	112.5%	106.8%	203.4%	112.5%	203.4%
Net charge-offs to average loans	1.89%	1.31%	0.15%	1.38%	0.12%
Average balance sheet information
Loans	$4,415,693	$4,397,887	$4,022,196	$4,350,947	$3,947,885
Total securities	898,543	934,994	792,409	911,805	746,985
Other earning assets	569,811	396,829	526,384	471,096	476,697
Total interest-earning assets	5,895,554	5,739,019	5,348,153	5,742,686	5,176,852
Total assets	6,081,792	5,924,144	5,523,910	5,926,580	5,355,491
Noninterest-bearing deposits	174,494	153,016	113,009	154,604	114,425
Interest-bearing deposits	5,133,010	4,792,939	4,384,078	4,915,137	4,182,094
Total deposits	5,307,504	4,945,955	4,497,087	5,069,741	4,296,519
Shareholders' equity	391,886	391,870	380,061	391,930	373,111

1 Refer to "Non-GAAP Financial Measures" section above and "Reconciliation of Non-GAAP Financial Measures" below
2 On a fully-taxable equivalent (“FTE”) basis assuming a 21% tax rate
3 Regulatory capital ratios are preliminary pending filing of the Company's regulatory reports

First Internet Bancorp
Condensed Consolidated Balance Sheets (unaudited)
Dollar amounts in thousands
	September 30, 2025	June 30, 2025	September 30, 2024
Assets
Cash and due from banks	$10,923	$9,261	$6,539
Interest-bearing deposits	776,738	437,100	705,940
Securities available-for-sale, at fair value	625,906	644,657	575,257
Securities held-to-maturity, at amortized cost, net of allowance for credit losses	261,725	271,737	263,320
Loans held-for-sale	114,701	126,533	32,996
Loans	3,630,385	4,362,562	4,035,880
Allowance for credit losses - loans	(59,923)	(46,517)	(45,721)
Net loans	3,570,462	4,316,045	3,990,159
Accrued interest receivable	26,674	31,227	27,750
Federal Home Loan Bank of Indianapolis stock	28,350	28,350	28,350
Cash surrender value of bank-owned life insurance	42,256	41,961	41,111
Premises and equipment, net	68,843	69,930	72,150
Goodwill	4,687	4,687	4,687
Servicing asset	22,107	16,736	14,662
Other real estate owned	1,801	1,730	251
Accrued income and other assets	84,001	72,619	60,087
Total assets	$5,639,174	$6,072,573	$5,823,259

Liabilities
Noninterest-bearing deposits	$243,539	$145,166	$111,591
Interest-bearing deposits	4,671,895	5,153,623	4,686,119
Total deposits	4,915,434	5,298,789	4,797,710
Advances from Federal Home Loan Bank	249,500	264,500	515,000
Subordinated debt	105,386	105,307	105,071
Accrued interest payable	1,236	1,614	2,808
Accrued expenses and other liabilities	15,450	12,124	17,541
Total liabilities	5,287,006	5,682,334	5,438,130
Shareholders' equity
Voting common stock	186,608	186,116	185,631
Retained earnings	188,564	230,690	223,824
Accumulated other comprehensive loss	(23,004)	(26,567)	(24,326)
Total shareholders' equity	352,168	390,239	385,129
Total liabilities and shareholders' equity	$5,639,174	$6,072,573	$5,823,259

First Internet Bancorp
Condensed Consolidated Statements of Income (unaudited)
Dollar amounts in thousands, except per share data
	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Interest income
Loans	$68,958	$66,685	$59,792	$198,305	$172,321
Securities - taxable	8,614	9,062	6,953	26,139	19,123
Securities - non-taxable	652	654	1,042	1,967	2,981
Other earning assets	6,164	4,485	7,203	15,692	19,691
Total interest income	84,388	80,886	74,990	242,103	214,116
Interest expense
Deposits	50,134	46,794	47,415	144,554	134,039
Other borrowed funds	3,902	6,102	5,810	14,111	16,251
Total interest expense	54,036	52,896	53,225	158,665	150,290
Net interest income	30,352	27,990	21,765	83,438	63,826
Provision for credit losses	34,789	13,608	3,390	60,330	9,869
Net interest (loss) income after provision for credit losses	(4,437)	14,382	18,375	23,108	53,957
Noninterest income
Service charges and fees	369	278	245	912	711
Loan servicing revenue	2,055	1,979	1,570	6,017	4,363
Loan servicing asset revaluation	(1,332)	(1,153)	(846)	(3,666)	(2,109)
(Loss) gain on sale of loans	(27,103)	1,673	9,933	(16,783)	24,761
Other	1,364	2,780	1,127	4,857	3,683
Total noninterest (loss) income	(24,647)	5,557	12,029	(8,663)	31,409
Noninterest expense
Salaries and employee benefits	14,384	10,867	13,456	38,358	37,714
Marketing, advertising and promotion	482	702	548	1,831	1,893
Consulting and professional fees	979	936	902	3,143	2,777
Data processing	651	656	675	1,942	1,845
Loan expenses	1,850	1,520	1,524	4,901	4,566
Premises and equipment	3,572	3,281	2,918	9,968	8,898
Deposit insurance premium	1,584	1,564	1,219	4,546	3,536
Other	1,957	2,274	1,552	6,127	4,924
Total noninterest expense	25,459	21,800	22,794	70,816	66,153
(Loss) income before income taxes	(54,543)	(1,861)	7,610	(56,371)	19,213
Income tax (benefit) provision	(12,950)	(2,054)	620	(15,914)	1,267
Net (loss) income	$(41,593)	$193	$6,990	$(40,457)	$17,946

Per common share data
(Loss) earnings per share - basic	$(4.76)	$0.02	$0.80	$(4.63)	$2.07
(Loss) earnings per share - diluted	$(4.76)	$0.02	$0.80	$(4.63)	$2.05
Dividends declared per share	$0.06	$0.06	$0.06	$0.18	$0.18
All periods presented have been reclassified to conform to the current period classification

First Internet Bancorp
Average Balances and Rates (unaudited)
Dollar amounts in thousands
	Three Months Ended
	September 30, 2025			June 30, 2025			September 30, 2024
	Average Balance	Interest / Dividends	Yield / Cost	Average Balance	Interest / Dividends	Yield / Cost	Average Balance	Interest / Dividends	Yield / Cost
Assets
Interest-earning assets
Loans, including loans held-for-sale [1]	$4,427,200	$68,958	6.18%	$4,407,196	$66,685	6.07%	$4,029,360	$59,792	5.90%
Securities - taxable	819,941	8,614	4.17%	856,070	9,062	4.25%	713,992	6,953	3.87%
Securities - non-taxable	78,602	652	3.29%	78,924	654	3.32%	78,417	1,042	5.29%
Other earning assets	569,811	6,164	4.29%	396,829	4,485	4.53%	526,384	7,203	5.44%
Total interest-earning assets	5,895,554	84,388	5.68%	5,739,019	80,886	5.65%	5,348,153	74,990	5.58%
Allowance for credit losses - loans	(49,495)			(49,073)			(44,572)
Noninterest-earning assets	235,733			234,198			220,329
Total assets	$6,081,792			$5,924,144			$5,523,910

Liabilities
Interest-bearing liabilities
Interest-bearing demand deposits	$1,399,323	$11,742	3.33%	$1,226,439	$9,767	3.19%	$511,446	$2,880	2.24%
Savings accounts	20,035	42	0.83%	21,760	46	0.85%	22,774	48	0.84%
Money market accounts	1,250,350	11,771	3.73%	1,187,782	11,087	3.74%	1,224,680	12,980	4.22%
Fintech - brokered deposits	—	—	—%	—	—	—%	153,012	1,682	4.37%
Certificates and brokered deposits	2,463,302	26,579	4.28%	2,356,958	25,894	4.41%	2,472,166	29,825	4.80%
Total interest-bearing deposits	5,133,010	50,134	3.87%	4,792,939	46,794	3.92%	4,384,078	47,415	4.30%
Other borrowed funds	365,119	3,902	4.24%	567,575	6,102	4.31%	620,032	5,810	3.73%
Total interest-bearing liabilities	5,498,129	54,036	3.90%	5,360,514	52,896	3.96%	5,004,110	53,225	4.23%
Noninterest-bearing deposits	174,494			153,016			113,009
Other noninterest-bearing liabilities	17,283			18,744			26,730
Total liabilities	5,689,906			5,532,274			5,143,849
Shareholders' equity	391,886			391,870			380,061
Total liabilities and shareholders' equity	$6,081,792			$5,924,144			$5,523,910

Net interest income		$30,352			$27,990			$21,765

Interest rate spread			1.78%			1.69%			1.35%
Net interest margin			2.04%			1.96%			1.62%
Net interest margin - FTE [2,3]			2.12%			2.04%			1.70%
1 Includes nonaccrual loans
2 On a fully-taxable equivalent (“FTE”) basis assuming a 21% tax rate
3 Refer to "Non-GAAP Financial Measures" section above and "Reconciliation of Non-GAAP Financial Measures" below

First Internet Bancorp
Average Balances and Rates (unaudited)
Dollar amounts in thousands
	Nine Months Ended
	September 30, 2025			September 30, 2024
	Average Balance	Interest / Dividends	Yield / Cost	Average Balance	Interest / Dividends	Yield / Cost
Assets
Interest-earning assets
Loans, including loans held-for-sale [1]	$4,359,785	$198,305	6.08%	$3,953,170	$172,321	5.82%
Securities - taxable	832,060	26,139	4.20%	670,728	19,123	3.81%
Securities - non-taxable	79,745	1,967	3.30%	76,257	2,981	5.22%
Other earning assets	471,096	15,692	4.45%	476,697	19,691	5.52%
Total interest-earning assets	5,742,686	242,103	5.64%	5,176,852	214,116	5.52%
Allowance for credit losses - loans	(48,091)			(41,526)
Noninterest-earning assets	231,985			220,165
Total assets	$5,926,580			$5,355,491

Liabilities
Interest-bearing liabilities
Interest-bearing demand deposits	$1,195,651	$28,483	3.19%	$467,054	$7,538	2.16%
Savings accounts	20,786	131	0.84%	22,760	144	0.85%
Money market accounts	1,220,080	34,220	3.75%	1,228,538	38,727	4.21%
Fintech - brokered deposits	—	—	—%	119,470	3,912	4.37%
Certificates and brokered deposits	2,478,620	81,720	4.41%	2,344,272	83,718	4.77%
Total interest-bearing deposits	4,915,137	144,554	3.93%	4,182,094	134,039	4.28%
Other borrowed funds	444,532	14,111	4.24%	662,824	16,251	3.28%
Total interest-bearing liabilities	5,359,669	158,665	3.96%	4,844,918	150,290	4.14%
Noninterest-bearing deposits	154,604			114,425
Other noninterest-bearing liabilities	20,377			23,037
Total liabilities	5,534,650			4,982,380
Shareholders' equity	391,930			373,111
Total liabilities and shareholders' equity	$5,926,580			$5,355,491

Net interest income		$83,438			$63,826

Interest rate spread			1.68%			1.38%
Net interest margin			1.94%			1.65%
Net interest margin - FTE [2,3]			2.02%			1.74%
1 Includes nonaccrual loans
2 On a fully-taxable equivalent (“FTE”) basis assuming a 21% tax rate
3 Refer to "Non-GAAP Financial Measures" section above and "Reconciliation of Non-GAAP Financial Measures" below

First Internet Bancorp
Loans and Deposits (unaudited)
Dollar amounts in thousands
	September 30, 2025		June 30, 2025		September 30, 2024
	Amount	Percent	Amount	Percent	Amount	Percent
Commercial loans
Commercial and industrial	$206,301	5.7%	$174,475	4.0%	$111,199	2.8%
Owner-occupied commercial real estate	50,046	1.4%	50,096	1.1%	56,461	1.4%
Investor commercial real estate	644,184	17.7%	513,411	11.8%	260,614	6.5%
Construction	300,291	8.3%	332,658	7.6%	340,954	8.4%
Single tenant lease financing	135,025	3.8%	970,042	22.3%	932,148	23.1%
Public finance	480,119	13.2%	476,339	10.9%	462,730	11.5%
Healthcare finance	150,522	4.1%	160,073	3.7%	190,287	4.7%
Small business lending	401,628	11.1%	383,455	8.8%	298,645	7.4%
Franchise finance	450,340	12.4%	479,757	11.0%	550,442	13.6%
Total commercial loans	2,818,456	77.7%	3,540,306	81.2%	3,203,480	79.4%

Consumer loans
Residential mortgage	349,275	9.6%	358,922	8.2%	378,701	9.4%
Home equity	15,806	0.4%	16,668	0.4%	20,264	0.5%
Trailers	232,006	6.4%	228,786	5.2%	205,230	5.1%
Recreational vehicles	142,245	3.9%	144,476	3.3%	150,378	3.7%
Other consumer loans	48,753	1.3%	48,319	1.1%	48,780	1.2%
Total consumer loans	788,085	21.6%	797,171	18.2%	803,353	19.9%

Net deferred loan fees, premiums, discounts and other [1]	23,844	0.7%	25,085	0.6%	29,047	0.7%

Total loans	$3,630,385	100.0%	$4,362,562	100.0%	$4,035,880	100.0%

	September 30, 2025		June 30, 2025		September 30, 2024
	Amount	Percent	Amount	Percent	Amount	Percent
Deposits
Noninterest-bearing deposits	$243,539	5.0%	$145,166	2.7%	$111,591	2.3%
Interest-bearing demand deposits	1,003,950	20.4%	1,458,123	27.5%	538,484	11.2%
Savings accounts	18,694	0.4%	20,902	0.4%	21,712	0.5%
Money market accounts	1,250,202	25.4%	1,210,960	22.9%	1,230,707	25.7%
Fintech - brokered deposits	—	—%	—	—%	211,814	4.4%
Certificates of deposits	2,115,613	43.0%	2,146,356	40.5%	2,110,618	44.0%
Brokered deposits	283,436	5.8%	317,282	6.0%	572,784	11.9%
Total deposits	$4,915,434	100.0%	$5,298,789	100.0%	$4,797,710	100.0%

1 Includes carrying value adjustments of $20.2 million, $21.2 million and $24.1 million related to terminated interest rate swaps associated with public finance loans as of September 30, 2025, June 30, 2025 and September 30, 2024, respectively.

First Internet Bancorp
Reconciliation of Non-GAAP Financial Measures
Dollar amounts in thousands, except per share data
	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Total equity - GAAP	$352,168	$390,239	$385,129	$352,168	$385,129
Adjustments:
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible common equity	$347,481	$385,552	$380,442	$347,481	$380,442

Total assets - GAAP	$5,639,174	$6,072,573	$5,823,259	$5,639,174	$5,823,259
Adjustments:
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible assets	$5,634,487	$6,067,886	$5,818,572	$5,634,487	$5,818,572

Common shares outstanding	8,713,094	8,713,094	8,667,894	8,713,094	8,667,894

Book value per common share	$40.42	$44.79	$44.43	$40.42	$44.43
Effect of goodwill	(0.54)	(0.54)	(0.54)	(0.54)	(0.54)
Tangible book value per common share	$39.88	$44.25	$43.89	$39.88	$43.89

Total shareholders' equity to assets	6.25%	6.43%	6.61%	6.25%	6.61%
Effect of goodwill	(0.08%)	(0.08%)	(0.07%)	(0.08%)	(0.07%)
Tangible common equity to tangible assets	6.17%	6.35%	6.54%	6.17%	6.54%

Total average equity - GAAP	$391,886	$391,870	$380,061	$391,930	$373,111
Adjustments:
Average goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Average tangible common equity	$387,199	$387,183	$375,374	$387,243	$368,424

Return on average shareholders' equity	(42.11%)	0.20%	7.32%	(13.80%)	6.42%
Effect of goodwill	(0.51%)	0.00%	0.09%	(0.17%)	0.09%
Return on average tangible common equity	(42.62%)	0.20%	7.41%	(13.97%)	6.51%

Total interest income	$84,388	$80,886	$74,990	$242,103	$214,116
Adjustments:
Fully-taxable equivalent adjustments [1]	1,158	1,157	1,133	3,484	3,498
Total interest income - FTE	$85,546	$82,043	$76,123	$245,587	$217,614

Net interest income	$30,352	$27,990	$21,765	$83,438	$63,826
Adjustments:
Fully-taxable equivalent adjustments [1]	1,158	1,157	1,133	3,484	3,498
Net interest income - FTE	$31,510	$29,147	$22,898	$86,922	$67,324

Net interest margin	2.04%	1.96%	1.62%	1.94%	1.67%
Effect of fully-taxable equivalent adjustments [1]	0.08%	0.08%	0.08%	0.08%	0.07%
Net interest margin - FTE	2.12%	2.04%	1.70%	2.02%	1.74%
1Assuming a 21% tax rate

First Internet Bancorp
Reconciliation of Non-GAAP Financial Measures
Dollar amounts in thousands, except per share data
	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Total revenue - GAAP	$5,705	$33,547	$33,794	$74,775	$95,235
Adjustments:
Loss on sale of loans	37,823	—	—	37,823	—
Adjusted total revenue	$43,528	$33,547	$33,794	$112,598	$95,235

Net (loss) income - GAAP	$(41,593)	$193	$6,990	$(40,457)	$17,946
Adjustments:[1]
Provision for credit losses	34,789	13,608	3,390	60,330	9,869
Income tax (benefit) provision	(12,950)	(2,054)	620	(15,914)	1,267
Pre-tax, pre-provision (loss) income	$(19,754)	$11,747	$11,000	$3,959	$29,082

Pre-tax, pre-provision (loss) income	$(19,754)	$11,747	$11,000	$3,959	$29,082
Adjustments:[1]
Loss on sale of loans	37,823	—	—	37,823	—
Adjusted pre-tax, pre-provision income	$18,069	$11,747	$11,000	$41,782	$29,082

Noninterest (loss) income - GAAP	$(24,647)	$5,557	$12,029	$(8,663)	$31,409
Adjustments:
Loss on sale of loans	37,823	—	—	37,823	—
Adjusted noninterest income	$13,176	$5,557	$12,029	$29,160	$31,409

Noninterest expense - GAAP	$25,459	$21,800	$22,794	$70,816	$66,153
Adjustments:
IT termination fees	—	—	—	—	(452)
Anniversary expenses	—	—	—	—	(120)
Adjusted noninterest expense	$25,459	$21,800	$22,794	$70,816	$65,581

(Loss) income before income taxes - GAAP	$(54,543)	$(1,861)	$7,610	$(56,371)	$19,213
Adjustments:
Loss on sale of loans	37,823	—	—	37,823	—
IT termination fees	—	—	—	—	452
Anniversary expenses	—	—	—	—	120
Adjusted (loss) income before income taxes	$(16,720)	$(1,861)	$7,610	$(18,548)	$19,785

Income tax (benefit) provision - GAAP	$(12,950)	$(2,054)	$620	$(15,914)	$1,267
Adjustments:[1]
Loss on sale of loans	8,699	—	—	8,699	—
IT termination fees	—	—	—	—	95
Anniversary expenses	—	—	—	—	25
Adjusted income tax (benefit) provision	$(4,251)	$(2,054)	$620	$(7,215)	$1,387

Net (loss) income - GAAP	$(41,593)	$193	$6,990	$(40,457)	$17,946
Adjustments:
Loss on sale of loans	29,124	—	—	29,124	—
IT termination fees	—	—	—	—	357
Anniversary expenses	—	—	—	—	95
Adjusted net (loss) income	$(12,469)	$193	$6,990	$(11,333)	$18,398
[1]Assuming a 21% tax rate

First Internet Bancorp
Reconciliation of Non-GAAP Financial Measures
Dollar amounts in thousands, except per share data
	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Diluted average common shares outstanding	8,742,052	8,760,374	8,768,731	8,730,519	8,756,544

Diluted (loss) earnings per share - GAAP	$(4.76)	$0.02	$0.80	$(4.63)	$2.05
Adjustments:
Effect of loss on sale of loans	3.33	—	—	3.34	—
Effect of IT termination fees	—	—	—	—	0.04
Effect of anniversary expenses	—	—	—	—	0.01
Adjusted diluted (loss) earnings per share	$(1.43)	$0.02	$0.80	$(1.29)	$2.10

Return on average assets	(2.71%)	0.01%	0.50%	(0.91%)	0.45%
Effect of loss on sale of loans	1.90%	0.00%	0.00%	0.66%	0.00%
Effect of IT termination fees	0.00%	0.00%	0.00%	0.00%	0.01%
Effect of anniversary expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Adjusted return on average assets	(0.81%)	0.01%	0.50%	(0.25%)	0.46%

Return on average shareholders' equity	(42.11%)	0.20%	7.32%	(13.80%)	6.42%
Effect of loss on sale of loans	29.48%	0.00%	0.00%	9.94%	0.00%
Effect of IT termination fees	0.00%	0.00%	0.00%	0.00%	0.13%
Effect of anniversary expenses	0.00%	0.00%	0.00%	0.00%	0.03%
Adjusted return on average shareholders' equity	(12.63%)	0.20%	7.32%	(3.86%)	6.58%

Return on average tangible common equity	(42.62%)	0.20%	7.41%	(13.97%)	6.51%
Effect of loss on sale of loans	29.84%	0.00%	0.00%	10.06%	0.00%
Effect of IT termination fees	0.00%	0.00%	0.00%	0.00%	0.13%
Effect of anniversary expenses	0.00%	0.00%	0.00%	0.00%	0.03%
Adjusted return on average tangible common equity	(12.78%)	0.20%	7.41%	(3.91%)	6.67%